EXHIIBT 23






                                        Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, Registration Number 333-97583, of Superconductive Components, Inc. of our report dated February 14, 2003, relating to the financial statements which appear in the Company's Form 10-KSB for the year ended December 31, 2002.



                                                     /s/ Hausser + Taylor LLP



Columbus, Ohio
March 26, 2003